Exhibit 10.F

GLOBAL CAPITAL SECURITIES CERTIFICATE

This Capital Securities Certificate is a Global Capital Securities Certificate within the meaning of the Trust Agreement (hereinafter referred to) and is registered in the name of The Depository Trust Company, a New York corporation (“DTC”), or Cede & Co. as its nominee. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Trust Agreement.

Unless this Capital Securities Certificate is presented by an authorized representative of DTC to Auburn National Bancorporation Capital Trust I or its agent for registration of transfer, exchange or payment, and any Capital Securities Certificate issued is registered in the name of Cede & Co. or such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO A PERSON IS WRONGFUL inasmuch as the registered owner hereof, DTC or Cede & Co., has an interest herein.

Unless and until it is exchanged in whole or in part for securities in certificated form, this Capital Securities Certificate may not be transferred except as a whole by DTC to a nominee of DTC or by a nominee of DTC to DTC or another nominee of DTC or by DTC or any such nominee to a successor of DTC or a nominee of such successor of DTC.

THE CAPITAL SECURITIES REPRESENTED HEREBY HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY APPLICABLE STATE OR OTHER JURISDICTION’S SECURITIES OR BLUE SKY LAWS, AND NO SUCH SECURITIES NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, TRANSFERRED, ASSIGNED, PLEDGED, HYPOTHECATED OR DISPOSED OF ABSENT AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND SUCH OTHER APPLICABLE SECURITIES OR BLUE SKY LAWS COVERING SUCH SECURITIES OR SUCH TRANSFER IS MADE IN ACCORDANCE WITH AN AVAILABLE EXEMPTION UNDER THE SECURITIES ACT, WHICH MAY INCLUDE EXEMPTIONS UNDER REGULATION S, RULE 144A, RULE 144 OR ANY OTHER AVAILABLE EXEMPTION UNDER THE SECURITIES ACT, AND ANY OTHER APPLICABLE SECURITIES OR BLUE SKY LAWS, AND THE DEPOSITOR RECEIVES AN OPINION OF COUNSEL FROM THE HOLDER OF THESE SECURITIES REASONABLY SATISFACTORY TO THE DEPOSITOR STATING THAT SUCH OFFER, SALE, TRANSFER, ASSIGNMENT, PLEDGE, HYPOTHECATION, OR DISPOSITION IS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF SUCH SECURITIES ACT AND ANY OTHER APPLICABLE SECURITIES OR BLUE SKY LAWS.

THIS SECURITY IS NOT A DEPOSIT OR AN OBLIGATION OF ANY DEPOSITORY INSTITUTION, IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY GOVERNMENT AGENCY, AND IS NOT SECURED.

THE CAPITAL SECURITIES WILL BE ISSUED AND MAY BE TRANSFERRED ONLY IN LIQUIDATION AMOUNTS OF NOT LESS THAN $50,000.00. ANY ATTEMPTED TRANSFER OF CAPITAL SECURITIES HAVING A LIQUIDATION AMOUNT OF LESS THAN $50,000.00 SHALL, TO THE FULLEST EXTENT PERMITTED BY LAW, BE DEEMED TO BE VOID AND OF NO EFFECT WHATSOEVER. ANY PURPORTED TRANSFEREE OF A LESSER AMOUNT SHALL, TO THE FULLEST EXTENT PERMITTED BY LAW, BE DEEMED NOT TO BE THE HOLDER OF SUCH CAPITAL SECURITIES FOR ANY PURPOSE, INCLUDING BUT NOT LIMITED TO THE RECEIPT OF DISTRIBUTIONS OF SUCH CAPITAL SECURITIES, AND SUCH PURPORTED TRANSFEREE SHALL, TO THE FULLEST EXTENT PERMITTED BY LAW, BE DEEMED TO HAVE NO INTEREST WHATSOEVER IN SUCH CAPITAL SECURITIES.

NO EMPLOYEE BENEFIT OR OTHER PLAN OR INDIVIDUAL RETIREMENT ACCOUNT SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”) (EACH, A “PLAN”), NO ENTITY WHOSE UNDERLYING ASSETS INCLUDE “PLAN ASSETS” BY REASON OF ANY PLAN’S INVESTMENT IN THE ENTITY (A “PLAN ASSET ENTITY”), AND NO PERSON INVESTING “PLAN ASSETS” OF ANY PLAN, MAY ACQUIRE OR HOLD THIS CAPITAL SECURITIES CERTIFICATE OR ANY INTEREST HEREIN, UNLESS SUCH PURCHASE OR HOLDING IS COVERED BY THE EXEMPTIVE RELIEF PROVIDED BY U.S. DEPARTMENT OF LABOR PROHIBITED TRANSACTION CLASS EXEMPTION (“PTCE”) 96-23, 95-60, 91-38, 90-1 OR 84-14 OR ANOTHER APPLICABLE EXEMPTION WITH RESPECT TO SUCH PURCHASE OR HOLDING. ANY PURCHASER OR HOLDER OF THIS CAPITAL SECURITIES CERTIFICATE OR ANY INTEREST HEREIN THAT IS A PLAN OR A PLAN ASSET ENTITY OR IS PURCHASING SUCH SECURITIES ON BEHALF OF OR WITH “PLAN ASSETS” WILL BE DEEMED TO HAVE REPRESENTED BY ITS PURCHASE AND HOLDING HEREOF THAT (A) THE PURCHASE AND HOLDING OF THE CAPITAL SECURITIES IS COVERED BY THE EXEMPTIVE RELIEF PROVIDED BY PTCE 96-23, 95-60, 91-38, 90-1 OR 84-14 OR ANOTHER APPLICABLE EXEMPTION, (B) THE DEPOSITOR AND THE ADMINISTRATORS ARE NOT “FIDUCIARIES” WITHIN THE MEANING OF SECTION 3(21) OF ERISA AND THE REGULATIONS THEREUNDER, WITH RESPECT TO SUCH PERSON’S INTEREST IN THE CAPITAL SECURITIES OR THE JUNIOR SUBORDINATED DEBENTURES, AND (C) IN PURCHASING THE CAPITAL SECURITIES SUCH PERSON APPROVES THE PURCHASE OF THE JUNIOR SUBORDINATED DEBENTURES AND THE APPOINTMENT OF THE ISSUER TRUSTEES.

IT IS EXPECTED THAT THESE EXEMPTIONS WILL NOT BE AVAILABLE WITH RESPECT TO THESE SECURITIES. ACCORDINGLY, ANY ERISA PLANS OR OTHER PLANS SUBJECT TO ERISA SHALL NOT INVEST OR ATTEMPT TO INVEST IN THESE SECURITIES ABSENT AN OPINION OF COUNSEL TO SUCH PLAN ADDRESSED TO THE PLAN, THE PLAN SPONSOR, THE PLACEMENT AGENTS AND THE DEPOSITOR, IN FORM AND SUBSTANCE SATISFACTORY TO ALL SUCH PERSONS, STATING THAT SUCH INVESTMENT IS PERMISSIBLE.

Aggregate Liquidation Amount
-Certificate No. -001-	$7,000,000.00

CUSIP No. 050466 AA 9

ISIN No. US050466AA91

Auburn National Bancorporation Capital Trust I

Floating Rate Capital Securities

(Liquidation Amount — $50,000.00 per Capital Security)

Auburn National Bancorporation Capital Trust I, a statutory trust created under the laws of the State of Delaware (the “Issuer Trust”), hereby certifies that Cede & Co., as nominee of The Depository Trust Company, a New York banking corporation (the “Holder”), is the registered owner of SEVEN MILLION AND NO/100 Dollars ($7,000,000.00) Aggregate Liquidation Amount of Capital Securities of the Issuer Trust representing a preferred undivided beneficial interest in the assets of the Issuer Trust and designated as the Auburn National Bancorporation Capital Trust I Floating Rate Capital Securities and having a minimum liquidation amount of $50,000.00 per Capital Security (the “Capital Securities”). The Capital Securities are transferable only on the books and records of the Issuer Trust, in person or by a duly authorized attorney, upon surrender of this certificate duly endorsed and in proper form for transfer as provided in Section 5.5 of the Trust Agreement (as defined below). The designations, rights, privileges, restrictions, preferences and other terms and provisions of the Capital Securities are set forth in, and this Certificate and the Capital Securities represented hereby are issued and shall in all respects be subject to the terms and provisions of, the Amended and Restated Trust Agreement of the Issuer Trust, dated as of November 4, 2003, as the same may be amended from time to time (the “Trust Agreement”), among Auburn National Bancorporation, Inc., as Depositor, Wilmington Trust Company, as Property Trustee, Wilmington Trust Company, as Delaware Trustee, the Administrators named therein and the Holders of Trust Securities, including the designation of the terms of the Capital Securities as set forth therein. The Holder is entitled to the benefits of the Guarantee Agreement entered into by Auburn National Bancorporation, Inc., as Guarantor, and Wilmington Trust Company, as Guarantee Trustee, dated as of November 4, 2003, as the same may be amended from time to time (the “Guarantee Agreement”), to the extent provided therein. The Issuer Trust will furnish a copy of the Trust Agreement and the Guarantee Agreement to the Holder without charge upon written request to the Issuer Trust by contacting the Issuer Trustees.

Upon receipt of this certificate, the Holder is bound by the Trust Agreement and is entitled to the benefits thereunder.

Capitalized terms used but not defined herein have the meanings assigned to them in the Trust Agreement.

IN WITNESS WHEREOF, one of the Administrators of the Issuer Trust has executed this certificate this 4th day of November, 2003.

AUBURN NATIONAL BANCORPORATION CAPITAL TRUST I

By:	/s/ E.L. Spencer, Jr.

Name: E.L. Spencer, Jr.
Title: Administrator

AUTHENTICATED:

WILMINGTON TRUST COMPANY, as Property Trustee

By:	/s/ Chris Slaybaugh

Authorized Signatory

Date:	November 4, 2003

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned assigns and transfers this Capital Security to:

(Insert assignee’s social security or tax identification number)

(Insert address and zip code of assignee)
and irrevocably appoints

agent to transfer this Capital Securities Certificate on the books of the Issuer Trust. The agent may substitute another to act for him or her.

Date:

Signature:

(Sign exactly as your name appears on the other side of this Capital Securities Certificate)

The signature(s) should be guaranteed by an eligible guarantor institution (banks, stockbrokers, savings and loan associations and credit unions with membership in an approved signature guarantee medallion program), pursuant to S.E.C. Rule 17Ad-15.